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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                   PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 15, 1998

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                              PMC COMMERCIAL TRUST
             (Exact name of Registrant as specified in its Charter)

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
        TEXAS                                     0-22148                           75-6446078
  (State or other jurisdiction             (Commission file number)       (I.R.S. Employer Identification
of incorporation or organization)                                                    Number)
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                               17290 Preston Road
                                   3rd Floor
                              Dallas, Texas 75252
                    (Address of principal executive offices)


      Registrant's telephone number, including area code:  (972) 349-3200




                                 Not Applicable
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On October 15, 1998, PMC Commercial Trust (the "Company") and Supertel Hospitality, Inc. ("Supertel") announced the mutual termination of the Agreement and Plan of Merger dated June 3, 1998, as amended, and the transactions related thereto. A copy of the Termination and Release Agreement, incorporated herein by this reference, is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         99.1    Press Release, dated October 15, 1998, of PMC Commercial Trust
         99.2 Termination and Release Agreement, dated October 15, 1998, by and among Supertel Hospitality, Inc., PMC Commercial Trust and Norfolk Hospitality Management Co.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 16, 1998                PMC COMMERCIAL TRUST


                                      By:     /s/ Lance B. Rosemore
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                                           Lance B. Rosemore
                                           President and Chief Executive Officer





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                              PMC COMMERCIAL TRUST
                               INDEX TO EXHIBITS


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EXHIBIT                                                                                 PAGE
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
    99.1    Press Release, dated October 15, 1998, of PMC Commercial Trust

    99.2 Termination and Release Agreement, dated October 15, 1998, by and among Supertel Hospitality, Inc., PMC Commercial Trust and Norfolk Hospitality Management Co.
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